Exhibit 4.6

EXECUTION VERSION

JOINDER TO REGISTRATION RIGHTS AGREEMENT

April 3, 2012

Reference is hereby made to the Registration Rights Agreement, dated as of April 3, 2012 (the “Registration Rights Agreement”), by and among USPI Finance Corp. (“USPI Finance”) and the Initial Purchasers named therein concerning the sale by USPI Finance to the Initial Purchasers of $440,000,000 aggregate principal amount of USPI Finance’s 9.000% Senior Notes due 2020 (the “Securities”). Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

1. Joinder of the Successor Company. United Surgical Partners International, Inc., a Delaware corporation (“USPI”), hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as the “Company” therein and as if such party executed the Registration Rights Agreement on the date thereof.

2. Joinder of the Guarantors. The guarantors listed on the signature pages hereto (the “Guarantors”), hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as “Guarantors” therein and as if such party executed the Registration Rights Agreement on the date thereof.

3. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

Very truly yours, UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ William H. Wilcox
Name: William H. Wilcox Title: Chief Executive Officer

[Signature Page to Joinder to Registration Rights Agreement]

ALLIANCE SURGERY, INC.

GEORGIA MUSCULOSKELETAL

        NETWORK, INC.

HEALTH HORIZONS OF KANSAS CITY, INC.

HEALTH HORIZONS OF MURFREESBORO, INC.

HEALTHMARK PARTNERS, INC.

HEALTHMARK PARTNERS OF

        MARYLAND, INC.

IMPLANT SOLUTIONS, L.L.C.

            By: USP Tennessee, Inc., its sole member

ISS-ORLANDO, LLC

            By: Surginet, Inc., its sole member

MEDCENTER MANAGEMENT SERVICES, INC.

ORTHOLINK ASC CORPORATION

ORTHOLINK RADIOLOGY SERVICES

        CORPORATION

ORTHOLINK/GEORGIA ASC, INC.

ORTHOLINK/NEW MEXICO ASC, INC.

ORTHOLINK/TN ASC, INC.

SPECIALTY SURGICENTERS, INC.

SSI HOLDINGS, INC.

SURGICOE OF TEXAS, INC.

SURGINET, INC.

SURGIS MANAGEMENT SERVICES, INC.

SURGIS OF CHICO, INC.

SURGIS OF PHOENIX, INC.

SURGIS OF REDDING, INC.

SURGIS OF SAND LAKE, INC.

SURGIS OF VICTORIA, INC.

SURGIS, INC.

TITAN HEALTH CORPORATION

TITAN HEALTH OF CHATTANOOGA, INC.

TITAN HEALTH OF HERSHEY, INC.

TITAN HEALTH OF MIAMI, INC.

TITAN HEALTH OF NORTH HAVEN, INC.

By:	/s/ William H. Wilcox

Name:	William H. Wilcox
Title:	President

[Signature Page to Joinder to Registration Rights Agreement]

TITAN HEALTH OF PITTSBURGH, INC.

TITAN HEALTH OF PLEASANT HILLS, INC.

TITAN HEALTH OF PRINCETON, INC.

TITAN HEALTH OF SACRAMENTO, INC.

TITAN HEALTH OF SAGINAW, INC.

TITAN HEALTH OF TITUSVILLE, INC.

TITAN HEALTH OF WEST PENN, INC.

TITAN HEALTH OF WESTMINSTER, INC.

TITAN MANAGEMENT CORPORATION

UNITED SURGICAL PARTNERS

        HOLDINGS, INC.

USP ALEXANDRIA, INC.

USP AUSTIN, INC.

USP AUSTINTOWN, INC.

USP BATON ROUGE, INC.

USP BEAUMONT, INC.

USP BIRMINGHAM, INC.

USP BRIDGETON, INC.

USP CEDAR PARK, INC

USP CHESTERFIELD, INC.

USP CHICAGO, INC.

USP CINCINNATI, INC.

USP COAST, INC.

USP COLUMBIA, INC.

USP CORPUS CHRISTI, INC.

USP CREVE COEUR, INC.

USP DENVER, INC.

USP DES PERES, INC.

USP DESTIN, INC.

USP DOMESTIC HOLDINGS, INC.

USP ENCINITAS ENDOSCOPY, INC.

USP FENTON, INC.

By:	/s/ William H. Wilcox

Name: William H. Wilcox
Title: President

[Signature Page to Joinder to Registration Rights Agreement]

USP FESTUS, INC.

USP FLORISSANT, INC.

USP FREDERICKSBURG, INC.

USP FRONTENAC, INC.

USP GATEWAY, INC.

USP GLENDALE, INC.

USP HARBOUR VIEW, INC.

USP HOUSTON, INC.

USP INDIANA, INC.

USP INTERNATIONAL HOLDINGS, INC.

USP JERSEY CITY INC.

USP KANSAS CITY, INC.

USP KNOXVILLE, INC.

USP LAS CRUCES, INC.

USP LONG ISLAND, INC.

USP MATTIS, INC.

USP MASON RIDGE, INC.

USP MICHIGAN, INC.

USP MIDWEST, INC.

USP MISSION HILLS, INC.

USP MT. VERNON, INC.

USP NEVADA, INC.

USP NEVADA HOLDINGS, LLC

            By: USP North Texas, Inc., its sole member

USP NEW JERSEY, INC.

USP NEWPORT NEWS, INC.

USP NORTH KANSAS CITY, INC.

USP NORTH TEXAS, INC.

USP OFFICE PARKWAY, INC.

USP OKLAHOMA, INC.

USP OLIVE, INC.

USP OXNARD, INC.

USP PHOENIX, INC.

USP PORTLAND, INC.

By:	/s/ William H. Wilcox

Name: William H. Wilcox
Title: President

[Signature Page to Joinder to Registration Rights Agreement]

USP READING, INC.

USP RICHMOND II, INC.

USP RICHMOND, INC.

USP SACRAMENTO, INC.

USP SAN ANTONIO, INC.

USP SAN GABRIEL, INC.

USP SECURITIES CORPORATION

USP ST. LOUIS, INC.

USP ST. PETERS, INC.

USP SUNSET HILLS, INC.

USP TENNESSEE, INC.

USP TEXAS AIR, LLC

            By: USP North Texas, Inc, its sole member

USP TEXAS, L.P.

            By: USP North Texas, Inc, its general partner

USP TORRANCE, INC.

USP TURNERSVILLE, INC.

USP VIRGINIA BEACH, INC.

USP WEBSTER GROVES, INC.

USP WEST COVINA, INC.

USP WESTWOOD, INC.

USP WINTER PARK, INC.

USPI SAN DIEGO, INC.

USPI STOCKTON, INC.

WHASA, L.C.

            By: Surginet, Inc. its sole member and sole manager

By:	/s/ William H. Wilcox

Name: William H. Wilcox Title: President

[Signature Page to Joinder to Registration Rights Agreement]

ALLIANCE SURGERY AUGUSTA, LLC

            By: Alliance Surgery, Inc., its sole member

ALLIANCE SURGERY BILOXI, L.L.C.

            By: Alliance Surgery, Inc., its sole member

ALLIANCE SURGERY BIRMINGHAM,

        LLC

            By: Alliance Surgery, Inc., its sole member

PASADENA HOLDINGS, LLC

            By: USP Houston, Inc., its sole member

SAME DAY SURGERY, L.L.C.

SAME DAY MANAGEMENT, L.L.C.

            By: Same Day Surgery, L.L.C., its sole member

TITAN HEALTH OF MOUNT LAUREL,

        LLC

            By: Titan Health Corporation

By:	/s/ William H. Wilcox

Name: William H. Wilcox
Title: President

[Signature Page to Joinder to Registration Rights Agreement]

SURGERY CENTERS OF AMERICA II, L.L.C. SURGERY CENTERS HOLDING COMPANY, L.L.C.
By: Surgery Centers of America II, L.L.C., its sole member

By:	/s/ William H. Wilcox
Name: William H. Wilcox
Title: Manager

[Signature Page to Joinder to Registration Rights Agreement]

ORTHOLINK PHYSICIANS CORPORATION

By:	/s/ Luke Johnson
Name: Luke Johnson
Title: President

[Signature Page to Joinder to Registration Rights Agreement]

SURGICAL HEALTH PARTNERS, LLC

By:	/s/ Luke Johnson
Name: Luke Johnson
Title: President

[Signature Page to Joinder to Registration Rights Agreement]

SHORELINE REAL ESTATE PARTNERSHIP, LLP PHYSICIANS DATA PROFESSIONALS, INC.

By:	/s/ Jonathan Bond
Name: Jonathan Bond
Title: President

[Signature Page to Joinder to Registration Rights Agreement]

USP ASSURANCE COMPANY

By:	/s/ John J. Wellik
Name: John J. Wellik
Title: President

[Signature Page to Joinder to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

BARCLAYS CAPITAL INC.

By:	/s/ John Skrobe
Name: John Skrobe Title: Managing Director

For itself and the other several

Initial Purchasers named in Schedule I

to the foregoing Agreement.

[Signature Page to Joinder to Registration Rights Agreement]